Exhibit 99.1

DFB / AdaptHealth Investor Presentation October 2019

Disclaimer Disclaimers and Other Important Information This presentation (this “Presentation”) is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between AdaptHealth Holdings, LLC (“AdaptHealth” or the “Company”) and DFB Healthcare Acquisitions Corp. (“DFB”) and related transactions (the “Potential Business Combination”) and for no other purpose. The information contained in this Presentation does not purport to be all inclusive. The data contained herein is derived from various internal and external sources. The information contained in this Presentation is not, and should not be assumed to be, complete and does not present all the information that investors may require or desire in considering the Potential Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect of the Potential Business Combination. Neither AdaptHealth nor DFB (as well as their respective directors, officers and stockholders) makes, and each of hereby expressly disclaims, any representations or warranties, express or implied, as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness of any projections or modeling or any other information contained in this Presentation. Neither AdaptHealth nor DFB shall have any liability for any representations, express or implied, contained in, or omissions from, this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of AdaptHealth or DFB. Nothing contained within this Presentation is or should be relied upon as a promise or representation as to the future. Neither DFB nor AdaptHealth assume any obligation to provide the recipient with access to any additional information or to update the information in this Presentation. Investors should not construe the contents of this Presentation, or any prior or subsequent communications from or with DFB or its representatives as investment, legal or tax advice. No securities commission or securities regulatory authority or other authority in the United States or any other jurisdiction has in any way passed upon the merits of the Potential Business Combination or the accuracy or adequacy of this Presentation. Forward Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, conveying the expectations of management of the Company and/or DFB as to the future based on plans, estimates and projections at the time the Company and/or DFB makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company and DFB caution you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this Presentation include, but are not limited to, statements related to anticipated growth in the Company’s industry, the Company’s strategy and ability to grow, the Company’s anticipated future financial performance, the Company’s ability to complete and/or successfully integrate future acquisitions, the anticipated timing of the Potential Business Combination, the completion of the Potential Business Combination on the terms proposed, the financing of the Potential Business Combination on terms currently anticipated, and the potential impact the Potential Business Combination will have on the Company and DFB. Such statements generally include words such as “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. The forward-looking statements contained in this presentation are based on the Company’s and/or DFB’s management’s current expectations and projections about future events and trends that it believes may affect AdaptHealth’s or the combined company’s financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs. You should not place undue reliance upon these forward-looking statements as predictions of future events. Although the Company and DFB believe that the expectations reflected in the forward-looking statements are reasonable, no guarantee can be made as to future results, level of activity, performance or achievements. Factors that could cause actual results to differ materially from those expressed or implied in such “forward-looking statements,” include, but are not limited to, the level of redemptions in connection with the Potential Business Combination; receipt of regulatory approvals without unexpected delays or conditions; changes in estimates of future financial performance; changes in expectations as to the closing of the Potential Business Combination; retention of customers and suppliers in connection with the Potential Business Combination or other acquisitions; the cost of capital necessary to finance the Potential Business Combination and any future acquisitions; the ability of DFB or the combined company to issue equity-linked securities in connection with the Potential Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of DFB’s stockholders; those factors discussed in the preliminary proxy statement filed by DFB with the U.S. Securities and Exchange Commission (“SEC”) on August 19, 2019 under the heading “Risk Factors,” and other documents DFB filed, or to be filed, with the SEC; and unanticipated changes in laws, regulations, or other industry standards affecting the Company or DFB. The forward-looking statements included in this document are made as of the date of this Presentation. The Company and DFB disclaim any duty to update any of these forward-looking statements after the date of this Presentation to confirm these statements in relationship to actual results or revised expectations. Market and Industry Data Industry and market data used in this Presentation is unaudited and have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither DFB nor AdaptHealth has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. You are cautioned not to give undue weight to such industry and market data. Non-GAAP and Other Financial Information The financial information contained in this Presentation has not been prepared with a view toward compliance with rules of the SEC applicable to disclosures by SEC reporting companies generally or with a view toward compliance with the SEC’s rules relating to non-GAAP financial information. This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including the measures EBITDA, Adjusted EBITDA, and Adjusted EBITDA – Patient Capital Expenditures. A reconciliation of certain of these non-GAAP financial measures to the nearest GAAP measure can be found in the Appendix to this Presentation. Any non-GAAP financial measures used in this Presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. Accordingly, such information and data may not be included in, maybe be adjusted in or may be presented differently in DFB’s proxy statement to be filed by DFB with the SEC. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information for Investors and Security Holders In connection with the Potential Business Combination, DFB has filed a preliminary proxy statement with the SEC, and will file with the SEC and mail to stockholders of DFB a definitive proxy statement. This Presentation is not a substitute for the proxy statement or for any other document that DFB may file with the SEC and send to DFB’s stockholders in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by DFB through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DFB are available free of charge by contacting DFB Healthcare Acquisitions Corp., 780 Third Avenue, New York, New York 10017. Participants in the Solicitation DFB and AdaptHealth and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the Potential Business Combination under the rules of the SEC. Information about the directors and executive officers of DFB is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 29, 2019. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above. Page 2

Executive Summary

Transaction Overview • AdaptHealth, headquartered in Pennsylvania, is a leading provider of home medical equipment • The Company serves over 1 million patients across the United States and performs 7,000 deliveries per day across 49 states • Products include CPAP equipment, oxygen equipment, wheelchairs, walkers, beds, and other equipment • The Company maintains strong relationships with payors, providers, manufacturers, and patients • Upon the closing of the Transaction, DFB will be renamed ("AdaptHealth Holding Corporation") and is expected to remain NASDAQ-listed under a new ticker symbol • The transaction will be funded by cash from the DFB trust account ($255 million, less redemptions) and a private placement of common stock up to a maximum of $125 million at $10.00 per share to be provided by Deerfield • AdaptHealth’s management and major shareholders will roll their equity into the new public company, and proceeds generated by the Transaction will be available to the Company to fund future growth • As part of the transaction and assuming $50 million goes to minority shareholders for liquidity, DFB will issue approximately 49 million shares to the current Adapt shareholders at $10.00 per share • The combined company will represent a total enterprise value of approximately $1.0 billion or 7.3x 2020E Adjusted EBITDA • AdaptHealth’s current management team is expected to remain in place, supplemented by Richard Barasch (CEO of DFB) as a newly appointed chairman Page 4 DFB Healthcare Acquisitions Corp. ("DFB") has entered into a definitive agreement for a business combination with AdaptHealth Holdings LLC (“AdaptHealth” or the “Company”)

Compelling Investment Opportunity

Significant HME Market Opportunity

- $56 billion[1] HME market has experienced stable growth since 2000 and is forecasted to grow at a ~6% CAGR through 2026
- Increasing prevalence of chronic conditions and diagnosis of sleep / respiratory issues enhance underlying demographic growth
- Massive white space with few viable competitors of scale
- HME enabled trend of increased care in the home

Attractive and Proven Growth Story

- Successful track record of growth, accretive capital deployment and market-leading profitability
- Completed 59 acquisitions since 2012, which has contributed to ~37% revenue CAGR from 2016 to 2018
- Successfully integrated acquisitions with high returns on invested capital

Best-In-Class Tech-Enabled Platform in New Competitive Landscape

- Industry leading technology systems create sustainable advantage
- Highly scalable, technology-enabled operating model is unique to the HME industry
- Combination of best-in-class third-party technology and internally-developed systems

Multi-Levered Growth

- Opportunity for AdaptHealth as a market consolidator in highly fragmented HME landscape
- Visibility into $100mm+ in acquired revenue per year for next several years
- Ability to grow organically through new market growth and market share gains

Strong Financial Profile

- Adjusted EBITDA grew from approximately $33mm in 2016 to approximately $90mm in 2018PF[2]
- Adjusted EBITDA forecast to increase 34.5% annually from 2018 through 2020, driven by factors described above, including contribution of anticipated acquisitions
- Attractive public company financial profile

Experienced Management

- Led by a proven, seasoned management team with extensive industry knowledge
- DFB / Deerfield add public company experience, with deep relationships / expertise across post acute and managed care

1. *CMS data; AdaptHealth currently operates in a growing segment of the HME industry, with a total addressable market for Respiratory, Sleep, Mobility and Hospice business lines of $12-$15bn*
2. *Reflects non-GAAP financials; refer to Adjusted EBITDA reconciliation in the appendix*

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Home Care Market Is Large and Growing 73.1 • U.S. geriatric population is currently ~15% of the total population and is projected to grow to ~24% by 20602 Chronic Obstructive Pulmonary Disease (COPD) is the third leading cause of death in the U.S. and over 15 million people report diagnosis3 Nearly 5 million Americans are currently living with congestive heart failure4 Obtrusive sleep apnea affects approximately 20 million people5 CAGR: 2.5% 49.2 • • CAGR: 2.9% 2016 2020 2025 2030 • Age 85+ Age 65-84 On a daily basis, home health is ~7x less expensive than care provided in a skilled nursing facility $2,346 Home and community-based services (HCBS) constitute an increasing portion of LTSS spending 100% 80% 60% 40% 20% 0% 55% 45% $1,318 $1,251 1980 1985 1990 1995 20002005 2010 2015 Institutional HCBS 1. 2. 3. 4. 5. 6. CMS research PRB research CDC research Emory Healthcare National Sleep Foundation Medicare Cost Per Day by Setting Page 6 % of Total Medicaid LTSS Expenditures $330 $150 $47 Acute-CareLTACHIRFSNFHospice Hospital Home Health Market Shifting Into Home1 Home Care Is Lowest Cost Setting6 65.2 64.1 56.1 57.8 49.4 42.9 9.1 7.5 6.7 6.4 Increasing Prevalence of Chronic Conditions Aging U.S. Population1

HME Is Critical To Serving Patients At Home Home Medical Equipment (“HME”) industry provides a strategic entry point to patients in the home • HME service providers deliver critical medical equipment into a patient’s home • Primarily serve patients with need for respiratory and/or mobility equipment • Includes products such as oxygen equipment, CPAP, wheelchairs, hospital beds, bathroom aids, and rehabilitation equipment • Strategically valuable channel to chronically ill homecare patients Page 7 Enables patients with complex conditions to transition to their preferred home setting Provides for greater patient independence and better outcomes Addresses large, growing medical issues High-touch model creates trusted patient relationships Complete solution for high-frequency home care Why is HME critical to home care? What is HME?

Established Track Record

Founded in 2012, AdaptHealth has effectively optimized operations, amassed significant market share, and become one of the largest and most diversified HME providers in the U.S.

AdaptHealth Timeline

2012 – 2015

- Create a business built to win at post Competitive Bidding rates
- Create model, systematize operations and scale
- Create market density to prove out the value of the platform
- Referral source focus / ease of use for customers leads to sustainable volume

2015:

($ in millions)



$175
$30
$64
Revenue
Adj. EBITDA[5]
Capital Deployed[4]

- 18 acquisitions[3]
- 9 states

2015 – 2018

- Scale expertise through accelerated M&A
- Rapidly expand geographies and density
- Expand service line density
- Obtain additional debt capital for growth
- Secure key investments in technology
- Build our management team

2018:



$409[1]
$89[1]
$257
Revenue
Adj. EBITDA[5]
Capital Deployed[4]

- 46 acquisitions[3]
- 34 states

Strategy for 2019+

- Unique and sustainable cash flow
  - Unique ability to invest in core business
  - Growing technology differentiation
  - Accelerate M&A pipeline and target larger acquisitions
- Enhanced focus on at-home chronic care
- Expand geographic footprint and increase density in select markets
- Broaden referral base

2019E[2]:



$519
$123
$309
Revenue
Adj. EBITDA[5]
Capital Deployed[4]

- 59 acquisitions[3]
- 49 states

Source: Management

1. *2018 numbers are pro forma for adjustments for Verus, PPS, and HME acquisitions effective as of 1/1/18 (see appendix for reconciliations)*
2. *Reflects capital deployed through August 31, 2019*
3. *Represents cumulative number of acquisitions since inception*
4. *Represents cumulative acquisition purchase price since inception*
5. *Reflects non-GAAP financials*

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Purpose-Built Technology Platform

AdaptHealth has established a fully integrated, technology-enabled, centralized model

- The HME industry uses antiquated processes that are complex, prone to mistakes, and inefficient
- Over the last five years, the Company has developed industry leading technology systems in contrast to others in HME industry
- AdaptHealth's technology enables automated, highly compliant, and integrated workflow into patients' care plans

Tech-Enabled Infrastructure Is A Structural Competitive Advantage vs. Competitors

- ✓ **Electronic portal / interface**
- ✓ **Proprietary workflow technology**
- ✓ **Improved efficiency from time of order to delivery**
- ✓ **Easy for physicians to use**
- ✓ **Automated, integrated workflow for patients' care plans**
- ✓ **Improved compliance**

AdaptHealth's integrated technology platform promotes flexibility while improving competitive positioning

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Significant, Multi-Levered Growth Opportunity • Targeting EBITDA growth in the 20-30% range through a combination of revenue growth, margin expansion, and continued M&A pipeline •Additional products and services •Al, remote patient monitoring, robotics, skilled nursing •Value-based purchasing + • • • Significant synergy realization opportunity Highly fragmented industry Track record of successful integration + • • • Product mix shift to higher valued products Further improved cost structure Significant operating leverage as business scales + • Demographic growth (3-5%): Strong demographic tailwinds and increasing prevalence rates; growth in diagnosis of sleep / respiratory issues Share gains (2-3%): Increasing market share through higher Medicare Advantage penetration alongside our technology and clinical competitive advantages Product expansion (2-3%): Targeted expansion of addressable product categories • • Source: Management Page 10 Anticipated 6-8% organic revenue growth Anticipated ~5% margin enhancement M&A opportunities Upside Multiple levers of near-term and longer-term growth

Product Expansion Opportunities There are several key expansion opportunities through introduction of new offerings in existing markets • Higher Positive Airway Pressure (PAP) adherence rates should prolong time on therapy = higher resupply census Expand into higher margin clinical respiratory products like non-invasive ventilation and chest therapy (Afflovest) Respiratory • • • Expand product offering into markets outside the Northeast – already in 49 states HME is 54% of revenue in NY and 2% of revenue in CA/TX HME O&P • Broaden hospital consignment and liaison programs for bracing currently in place Hospice • Offer hospice per diem services in additional markets Respiratory Medications • Acquire drop-ship pharmacy to supply nebulizer medications (e.g. albuterol) or other chronic disease meds (e.g. coumidin) Page 11

AdaptHealth’s Proven Track Record as Consolidator Since 2012, AdaptHealth has executed an M&A growth strategy to leverage its efficient operating model and grow through rounds of competitive bidding • • • Has acquired 59 targets since inception Typically targets acquisitions with revenue ranging from $1.0 million – $15.0 million and EBITDA margins ranging from 12% – 15% on a historical basis Leverages its scalable front-end and back office processes to facilitate acquisition integration and has consistently realized purchase price multiple reduction through cost savings synergies (increased purchasing power) Increased scale has enabled AdaptHealth to deploy incrementally more capital and integrate substantially larger targets over time, which are expected to continue to be a source of material growth for the Company going forward • 59 Cumulative Purchase Price Cumulative Number of Acquisitions 8% Savings 25% Savings 46 $4.4 $27.5 $309 18 4 $64 $66 $62 $13 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 YTD2019 Pre-acquisition Post-acquisition Pre-acquisition Post-acquisition Source: Management Page 12 $257 25 20 16 9 $87 $34 $3.3 $25.4 Company 2 Company 1 Sample Annual Vendor Cost Savings ($ in millions) Cumulative Acquisitions and Purchase Price ($ in millions)

Chicagoland HME – Acquisition Case Study 1.Based on $10mm purchase price and LTM March 2018 Adjusted EBITDA minus Capex Page 13 Key Considerations Target Background • Chicagoland HME company based in Bensenville, Illinois with 124 employees and one location • Annual net revenue of $18mm with more than 85% driven by PAP and Oxygen • Additional PAP setups and PAP resupply driving growth AdaptHealth Purchase • Acquisition date: 7/31/2018 • Purchase price of $10mm with $3.25mm earnout tied to growth • 8.2x multiple on LTM cash flow1 • 4.3x multiple on synergized LTM cash flow (Includes $1.1mm Day 1 vendor price savings) Current Performance • YTD June 2019 run-rate vs. acquisition approval projection model for FY 2019 • Net Revenue: $21.8mm run-rate vs. $17.4mm projected (+25%) • EBITDA less Patient Capex: $3.1mm run-rate vs. $2.3mm projected (+35%) • Current multiple of 3.2x LTM cash flow vs. 8.2x purchase multiple

Robust Pipeline of Opportunities Since the initial transaction announcement, Adapt has closed three transactions representing $44 million in annual revenue1 • • If Adapt closes transactions with four identified potential near-term acquisition opportunities, it will add approximately $100 million in annualized revenue, approximately $20 million in EBITDA and approximately $10+ million in EBITDA less Capex to its 2020 run-rate • The closing of only those identified potential transactions would increase Adapt’s 2020E projections from the base case on slide 15 to the acquisition case on slide 162 • In addition to these four potential acquisitions, the current pipeline includes additional targets representing a further $200 million in revenue Pipeline of Potential Near-Term Acquisition Opportunities 1.AdaptHealth has acquired Target 1, Target 2 and Target 3 as identified in presentation filed with SEC on 7/9/19 2.No definitive agreements at this time with any targets; no assurance that such transactions will be completed Source: Management Page 14 Name Geography Approximate Annual Revenue ($ in millions) Target 1 Northeast $4 Target 2 Diversified $10 Target 3 West $1 Target 4 Southeast $80 Total: $95

Financials – Projections Without Additional Acquisitions ($ in millions) (“Base Case”) $123.3 $518.8 2 2016A 2017A 2018PF 2019E 2020E 2016A 2017A 2018PF 2019E 2020E $7.6 Source: Management 1. 2. 3. 4. 5. Net revenue includes provision for bad debt 2018 PF includes adjustment for Verus, PPS, and HME acquisitions to be effective 1/1/18 (see appendix for reconciliations) Spend to procure rental product units to support rental business. Patient equipment capex comprises over 95% of total capex Reflects non-GAAP financials Adjusted EBITDA less Patient Capex Margin shown as a percentage of revenue Page 15  EBITDA margins expected to continue to increase as Company gains scale and operating leverage  Capital expenditures are forecasted to remain flat coupled with increasing EBITDA 10.0%10.9% 14.5%15.1% 4.4% 2016A2017A2018PF 2 2019E2020E $44.8 $88.1 $75.0 $19.2 2016A2017A2018PF 2 2019E2020E Adj. EBITDA less Patient Capex Margin4,5 Adj. EBITDA less Patient Capital Expenditures3,4  Primarily driven by increased net revenue, as operating margins are expected to remain relatively stable  Revenue growth driven by organic growth as the Company expands its national patient and referral base $409.4 $582.7 $174.3$192.6 $89.5 $142.0 $33.1$45.0 2 Adj. EBITDA4 Net Revenue1

Financials – Projections With Additional Acquisitions

Includes transactions with four identified potential near-term acquisition opportunities[1]

($ in millions)

Net Revenue[2]



29.1%
53.3%
$174.3
$192.6
$409.4
$518.8
$682.7
2016A
2017A
2018PF3
2019E
2020E

✓ Revenue growth driven by organic growth as the Company expands its national patient and referral base

Adj. EBITDA[5]



34.5%
64.4%
$33.1
$45.0
$89.5
$123.3
$162.0
2016A
2017A
2018PF3
2019E
2020E

✓ Primarily driven by increased net revenue, as operating margins are expected to remain relatively stable

Adj. EBITDA less Patient Capital Expenditures[4,5]



48.0%
142.4%
$7.6
$19.2
$44.8
$75.0
$98.1
2016A
2017A
2018PF3
2019E
2020E

✓ Capital expenditures are forecasted to remain flat coupled with increasing EBITDA

Adj. EBITDA less Patient Capex Margin[5,6]



+340bps
+660bps
4.4%
10.0%
10.9%
14.5%
14.4%
2016A
2017A
2018PF3
2019E
2020E7

✓ EBITDA margins expected to continue to increase as Company gains scale and operating leverage

Source: Management

1. *No definitive agreements at this time with any targets; no assurance that such transactions will be completed*
2. *Net revenue includes provision for bad debt*
3. *2018 PF includes adjustment for Verus, PPS, and HME acquisitions to be effective 1/1/18 (see appendix for reconciliations)*
4. *Spend to procure rental product units to support rental business. Patient equipment capex comprises over 95% of total capex*
5. *Reflects non-GAAP financials*
6. *Adjusted EBITDA less Patient Capex Margin shown as a percentage of revenue*
7. *Decline in 2020E Adjusted EBITDA less Patient Capex Margin due to Year 1 of acquisition projections*

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AdaptHealth Management Team AdaptHealth is led by a proven management team with extensive industry knowledge Luke McGee Chief Executive Officer • Chairman and CEO of AdaptHealth since 2012; built business from $7mm of revenue in first acquisition to nearly $500mm+ today Led the Company’s proven acquisition track record and developing a scalable platform with robust integration systems that can accommodate future growth Prior to AdaptHealth, worked in the investment banking groups at Deutsche Bank and Merrill Lynch • • Josh Parnes President • • Joined AdaptHealth in 2013 with the acquisition of Ocean Home Health Built Ocean Home Health from a startup into a successful HME provider that has grown from $12 million of revenue at acquisition to over $49 million in LTM November 2018 Over 10 years of operating experience in HME • Gregg Holst Chief Financial Officer • • Joined AdaptHealth in 2014 Previously served as CFO for various publicly traded and private equity-backed companies in the healthcare and consumer products sectors Spent eight years at GE Capital in several senior finance roles • Shaw Rietkerk Chief Revenue Officer • • • Joined AdaptHealth in 2018 Most recently served as Executive Vice President of Revenue Cycle Management at Brightree Prior operational and support services experience at various companies including M*Modal Chris Joyce General Counsel • • Joined AdaptHealth in 2018 Over 20 years of experience as Chief Legal Officer and business development executive for provider-based and managed care companies Most recently served as General Counsel of InnovaCare, Inc., a $2.0 billion managed care insurance company with 450,000 Medicare and Medicaid beneficiaries • Richard Barasch To be appointed, Chairman • • Over 30 years of experience in healthcare services, health insurance and related industries Former Chairman and CEO of Universal American, a NYSE health insurance and healthcare services company, from 1995 until its sale to WellCare Health Plans in April 2017 Source: Management Page 17 AdaptHealth Management Team Team Member Biography

Section 1 Company Overview Page 18

AdaptHealth Snapshot AdaptHealth is the third largest distributor of HME in the U.S. serving over 1 million patients in 49 states • • • • Generates revenue through the sale and rental of HME Performs over 7,000 deliveries each day Operates 110 full service locations, 59 distribution-only depots, and one billing-only location Maintains an attractive payor mix, primarily composed of commercial insurers, Medicare, and Medicaid Respiratory 68% Other 2% FFS Medicaid 2% Medicare Advantage 5% MLTC 4% Other 18% FFS Medicare 36% Beds 5% CPAP Resupply 36% W/C & Custom Rehab 9% Patient 14% CPAP Equipment 15% Commercial 32% Equipment 17% Managed Medicaid 5% Headquarters Physical Location Source: Management, 1.Data as of March 2019 2.Represents LTM November 2018 revenue mix Page 19 By Payor By Product Revenue Mix 2 Nationwide Footprint 1

Diversified Product Offering

AdaptHealth offers a full suite of medical products available for both rental and sale

- Rentals are typically done for larger, more expensive products such as oxygen equipment, CPAP systems, wheelchairs, beds, and ventilators
- Sales are typically less expensive or perishable products, such as CPAP masks, walkers, commodes and other disposable goods

AdaptHealth Product Offering

Sales	Rental Equipment
~55% of Revenue[1]	~45% of Revenue[1]
Lower cost or consumable products	Typically larger, more expensive products
• CPAP Masks • Canes • Wheelchair cushions • Walkers • Incontinence Supplies • Accessories	• Oxygen Equipment • CPAP Equipment • Wheelchairs • Hospital Beds • Vent Equipment



CPAP Mask



W/C Cushion



Cane



Portable Oxygen Concentrator (POC)



CPAP



Wheelchair

Source: Management

1. Represents LTM November 2018

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HME Rental Supply Chain Overview

AdaptHealth buys products directly from leading HME manufacturers and then rents or sells the products directly to patients

AdaptHealth Supply Chain



Referral Source
(ACH, Sleep Labs, SNFs, etc.)
Refers Patient to AdaptHealth
Discharges Patient to Home
Manufacturer
Supplies Products
Capital Lease Payments
adapthealth
Delivery of Product
Patient Home
Payments
Bills Payor
Payor
• Sells and ships products to AdaptHealth
• Payment terms are either (i) typical vendor terms; or (ii) 12 – 36 month capital leases
• Under capital lease arrangement, manufacturer maintains a lien on the equipment
• Delivers product from warehouse directly to the patient's home
• Makes payments on capital leases to manufacturers. Arrangements are either (i) cash; or (ii) in 12 – 36 monthly installments
• Payor and / or patient makes payment to AdaptHealth
• Monthly reimbursement payments

Source: Management

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Fully Integrated, Centralized Platform

AdaptHealth has established a fully integrated and centralized model to optimize service delivery to its customers

AdaptHealth Platform Is Purpose-Built For Today's HME Environment


Tech-Enabled Infrastructure
Vendor Relationships
Proven Sales & Marketing Model
AdaptHealth Platform
Broad Payor Network
Cost Reduction & Compliance Infrastructure
Strong Leadership Team

- Experienced management team has built AdaptHealth's centralized platform
- Proprietary workflow increases transparency and communication with referrals
- Technology allows for electronic communication, reducing 'touches' and opportunities for mistakes
- Fewer touches allows for labor efficiencies
- Automated HME order intake and medical documentation process
- Improved compliance due to integrated systems
- Platform built upon strong relationships with referral sources in all regions
- Sticky customer model given high-touch services
- Expanding payor network with 1,000+ payors

AdaptHealth's robust infrastructure has positioned the Company for anticipated future growth and increased profitability

Source: Management

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Strong and Diversified Referral Relationships AdaptHealth derives revenue from an extensive network of referral sources, including acute care hospitals, sleep laboratories, pulmonologist offices, skilled nursing facilities, wound care clinics, and rehab clinics • • • Referrals are highly diversified, with no single referral source accounting for greater than 2% of revenue AdaptHealth has worked with its top referral sources for 10+ years on average Employs 112 sales representatives and 49 on-site liaisons that interact directly with hospital discharge coordinators and patients • Work directly inside hospital facilities, where they assimilate into the hospital AdaptHealth as an extension of the hospital’s discharge planning program staff community and position Source: Management Page 23 Select Referral Sources

One-Stop Shop Strategy AdaptHealth strives to offer all products for all payors to its referral base, including respiratory, mobility, and general home Referral Type • Provide all products across all payors, including lower margin items like walkers and mobility Consignment closets to help ensure quick discharge E-Prescribing to enhance transparency and reduce ordering errors by clinicians • Provide all products across all payors, including high-frequency items like walkers, commodes and mobility E-Prescribing to enhance transparency and reduce ordering errors by clinicians • • Fast set-up times Strong therapy adherence Best-in-class resupply program • E-Prescribing to enhance transparency and reduce ordering errors by clinicians • • • AdaptHealth Competitive Advantage • Source: Management Page 24 Product breadth allows a referral to use AdaptHealth as a “one-stop shop” and is particularly valuable in acute care hospitals and long-term care facilities that discharge patients with a variety of product needs Acute Care SNF / LTC Sleep Lab Other (PCP, Home Health)

Section 2 Market Opportunity Page 25

Home Medical Equipment Industry

Organic growth drivers continue to expand the HME industry

U.S. HME Expenditures
($ in billions)

- Adapt currently operates in a growing segment of the HME industry, which represents an estimated $12-$15 billion total market, within a broader HME industry representing $56 billion in total market value and forecasted to produce a CAGR of 6.1% through 2026


4.5% CAGR
6.1% CAGR
$39.9
$42.3
$43.7
$46.1
$46.7
$48.6
$51.0
$54.4
$55.7
$58.8
$62.4
$66.4
$70.7
$75.1
$79.7
$84.1
$89.1
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

HME Industry Growth Drivers	
Favorable Demographic Trends	• Aging of the U.S. population and increasing life expectancy • Adults aged 65+ has grown at a 3.0% CAGR over the last five years
Strong Patient Preference for In-Home Care	• Studies have shown that (i) clients prefer to receive care in the home; and (ii) the efficacy of home care is often equivalent to that of facility based care
Increasing Prevalence of In-Home Treatments	• The number of conditions that can be treated in the home continues to grow • Recent additions include chronic wound care, sleep testing, and chemotherapy
Technological Advancements Incorporating Data	• Increased efficiency and efficacy of data • New technology for COPD creates resupply needs
Compelling In-Home Economics	• Home care offers significant cost reductions vs. facility-based care
HME Needed for Large, Growing Medical Issues	• COPD is the third leading cause of death in the U.S. • Nearly 5 million Americans are currently living with congestive heart failure • Obtrusive sleep apnea affects 20 million

Source: CMS, AARP, MedPAC, CDC, and Industry Research

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Competitive Bidding

The Medicare Durable Medical Equipment, Prosthetics, Orthotics, and Supplies ("HMEPOS") Competitive Bidding Program ("CBP") was established by The Centers for Medicare & Medicaid Services ("CMS") as a way to reduce costs to patients in the largest HME spending categories

History

- Bid rounds in 2010, 2013 and 2016+
- Bid-influenced pricing expanded to all territories in 2017
  - The 21st Century Cures Act and 2018 IFR subsequently adjusted pricing higher in rural areas

Reimbursement Impact: Monthly Oxygen Rates



Regional Competitive Bidding Roll-out (National as of 2016)
Competitive bidding rates stabilizing
116.2
93.1
98.0
4.7
93.3
78.5
72.3
86.0
13.7
72.3
87.7
14.0
73.7
89.5
75.2
Next competitive Bidding round with new favorable bid process structure
CB Round 1 (2011)
CB Round 2 (2013)
CB Round 3 (2016)
CB Round 2 Rebid (2016)
National Fee Schedule
Cures Act (2017)
Interim Final Rule (2018)
Proposed Rule (2019 – 2021)
Next Competitive Bidding Round (2021)
Base Price
Rural Add

HME Providers



10,000+
~6,000
Pre-Comp. Bidding
Today

Future

- Any willing supplier currently in effect; annual CPI-U increases for 2019 and 2020
- Next round of competitive bidding likely to go into effect on January 1, 2021
- Structural changes to bidding process should produce more rationale outcomes
  - Binding Bids and Bid Bonds
  - Clearing price vs. median price
- Approximately ~30% of AdaptHealth revenue subject to bid pricing[1]

Source: CMS, CIBC, HealthAffairs

1. *Medicare revenue from competitively bid territories or adjacent territories with pricing influenced by bid rates, as of Nov 2018*

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HME Competitive Landscape Post Competitive Bidding, the HME landscape is shifting as larger platforms continue to capture market share. Competitors need both scale and technology to win in today’s environment. • • Pre Competitive Bidding, higher rates and low accountability created a crowded and inefficient landscape With rate cuts as a result of Competitive Bidding, providers had to either focus on high reimbursement products and/or payors, or make fundamental business changes to compete in the long-term HME providers were required to adapt with better documentation, enforcement of patient pay policies and ultimately the creation of better technology and processes Rapid consolidation is expected to continue as smaller competitors are unable to make technology investments, and players of scale with integrated technology are best positioned to gain market share • • Page 28 Nationals Scaled Regionals Product-Specific Mom & Pops 6,000+

Section 3 Financial Overview Page 29

Financials – Projections Without Additional Acquisitions ($ in millions) (“Base Case”) $123.3 $518.8 2 2016A 2017A 2018PF 2019E 2020E 2016A 2017A 2018PF 2019E 2020E $7.6 Source: Management 1. 2. 3. 4. 5. Net revenue includes provision for bad debt 2018 PF includes adjustment for Verus, PPS, and HME acquisitions to be effective 1/1/18 (see appendix for reconciliations) Spend to procure rental product units to support rental business. Patient equipment capex comprises over 95% of total capex Reflects non-GAAP financials Adjusted EBITDA less Patient Capex Margin shown as a percentage of revenue Page 30  EBITDA margins expected to continue to increase as Company gains scale and operating leverage  Capital expenditures are forecasted to remain flat coupled with increasing EBITDA 10.0%10.9% 14.5%15.1% 4.4% 2016A2017A2018PF 2 2019E2020E $44.8 $88.1 $75.0 $19.2 2016A2017A2018PF 2 2019E2020E Adj. EBITDA less Patient Capex Margin4,5 Adj. EBITDA less Patient Capital Expenditures3,4  Primarily driven by increased net revenue, as operating margins are expected to remain relatively stable  Revenue growth driven by organic growth as the Company expands its national patient and referral base $409.4 $582.7 $174.3$192.6 $89.5 $142.0 $33.1$45.0 2 Adj. EBITDA4 Net Revenue1

Financials – Projections With Additional Acquisitions

Includes transactions with four identified potential near-term acquisition opportunities[1]

($ in millions)

Net Revenue[2]



29.1%
53.3%
$174.3
$192.6
$409.4
$518.8
$682.7
2016A
2017A
2018PF[3]
2019E
2020E

- ✓ Revenue growth driven by organic growth as the Company expands its national patient and referral base

Adj. EBITDA[5]



34.5%
64.4%
$33.1
$45.0
$89.5
$123.3
$162.0
2016A
2017A
2018PF[3]
2019E
2020E

- ✓ Primarily driven by increased net revenue, as operating margins are expected to remain relatively stable

Adj. EBITDA less Patient Capital Expenditures[4,5]



48.0%
142.4%
$7.6
$19.2
$44.8
$75.0
$98.1
2016A
2017A
2018PF[3]
2019E
2020E

- ✓ Capital expenditures are forecasted to remain flat coupled with increasing EBITDA

Adj. EBITDA less Patient Capex Margin[5,6]



+340bps
+660bps
4.4%
10.0%
10.9%
14.5%
14.4%
2016A
2017A
2018PF[3]
2019E
2020E[7]

- ✓ EBITDA margins expected to continue to increase as Company gains scale and operating leverage

Source: Management

1. *No definitive agreements at this time with any targets; no assurance that such transactions will be completed*
2. *Net revenue includes provision for bad debt*
3. *2018 PF includes adjustment for Verus, PPS, and HME acquisitions to be effective 1/1/18 (see appendix for reconciliations)*
4. *Spend to procure rental product units to support rental business. Patient equipment capex comprises over 95% of total capex*
5. *Reflects non-GAAP financials*
6. *Adjusted EBITDA less Patient Capex Margin shown as a percentage of revenue*
7. *Decline in 2020E Adjusted EBITDA less Patient Capex Margin due to Year 1 of acquisition projections*

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EBITDA Margin Evolution Through process improvements and deployment drive meaningful margin improvement of its technology platform, AdaptHealth was able to Percentage of Gross Revenue Composition 2014 1 2019E 2 Note: Percentages based on gross revenue 1.2014 reflects non-adjusted EBITDA 2.2019E reflects Adjusted EBITDA with non-recurring expenses excluded by line item; based on actual results through July 2019. Projection generally based on Q2/Q3 run-rate, plus seasonal growth in CPAP Supplies Source: Management Page 32 Adjustments & Bad Debt, 25% COGS, 23% Labor, 34% OO&E, 11% EBITDA, 21% OO&E, 11% EBITDA, 4% Adjustments & Bad Debt, 13% COGS, 25% Labor, 28%

Pro Forma Capitalization Adj. EBITDA1 ($ in millions) Cash $2 $232 Term Loan and Revolver Undrawn Revolver ($23 million) Undrawn Acquisition Line2 Undrawn Delayed Draw Term Loan3 Total Debt Net Debt $301 ---- --2.4x ---- --$301 ---- --2.4x ---- --$301 $299 2.4x 2.4x $301 $69 2.4x 0.6x BlueMountain Preferred Note4 $100 0.8x $144 1.2x Total Debt Net Debt $401 $399 3.3x 3.2x $445 $213 3.6x 1.7x Source: Management 1. 2. 3. Leverage multiples based on 2019E Adjusted EBITDA of $123.3 million Acquisition Line commitment of $50.0 million, available at all times to fund Permitted Acquisitions Delayed Draw Term Loan commitment of $50.0 million, available for 24 months to fund “Permitted Acquisitions” as defined (under the credit agreement) Increase in preferred note is based on partial conversion of existing Blue Mountain “capped units” into preferred stock 4. Page 33 Pro Forma Capitalization 6/30/2019 Debt to Adj. EBITDA1 Pro Forma for Transaction 6/30/2019 Pro Forma Debt to

Section 4 Transaction Overview Page 34

Illustrative Transaction Framework between DFB and AdaptHealth

Key Transaction Terms

- Pro Forma enterprise value of $1.0bn
  - 8.4x 2019E EBITDA (without acquisitions)
  - 7.3x, 6.4x[1] 2020E EBITDA (without acquisitions, with acquisitions)
- $50mm Deerfield PIPE with potential to commit $125mm depending on redemptions and an additional $25mm committed at IPO, providing increased certainty of execution
- AdaptHealth management and major shareholders will not receive any cash, instead use of proceeds will go towards cash on balance sheet for acquisitions, de-leveraging, and potential liquidity for minority shareholders
- Assumes $250mm of SPAC proceeds remain in trust at close[2]
- AdaptHealth to receive potential additional earnout shares of 3.0mm with 1.0mm vesting at $15.00 in 2020, 1.0mm at $18.00 in 2021, and 1.0mm at $22.00 in 2022
- Closing expected in Q4'19

Transaction Cash Sources & Uses (Estimated)

Sources ($mm)	
DFB Healthcare Acquisitions Corp cash[2]	$225
Roll-over of existing net debt	$444
Seller roll-over equity	$465
Deerfield PIPE[3]	$75
Total sources	**$1,209**
Uses ($mm)	
Cash to balance sheet / de-leveraging	$230
Potential liquidity for minority shareholders	$50
Seller roll-over equity	$465
Roll-over existing net debt	$444
Deal expenses (back-end and transaction)	$20
Total uses	**$1,209**

Pro Forma Enterprise Valuation at close ($mm)

		Pro Forma for transaction close
DFB Healthcare Acquisitions Corp illustrative share price		$10.00
Pro Forma shares outstanding[4]		82.8mm
Total equity value		**$828mm**
PF net debt[5]		$214mm
PF enterprise value		**$1,041mm**
	2019E	**2020E**
PF EV / EBITDA without acquisitions	**8.4x**	**7.3x**
PF EV / EBITDA with acquisitions	**NA**	**6.4x[(1)]**

Illustrative Post-transaction Ownership Breakdown[4]



DFB sponsors
5%
Deerfield PIPE[6]
9%
DFB shareholders
27%
Adapt rollover equity[7]
59%

1. Includes $142.0mm of EBITDA and $20.0mm of projected acquired EBITDA in 2020 for illustrative purposes and not Company guidance
2. Assumes $250mm of SPAC proceeds remains in trust at closing, though with interest there currently is $255mm of cash and the excess will transfer to the closing balance sheet assuming no redemptions
3. Inclusive of $25mm committed capital purchased at Initial Public Offering
4. Pro Forma share count includes 22.5mm from DFB Healthcare Acquisitions Corp public shares, 7.5mm from Deerfield PIPE, 3.8mm from sponsor promote shares, seller roll-over equity 49.0mm
5. PF net debt is calculated using the $444mm of roll-over debt and $230mm of cash to balance sheet
6. Inclusive of $25mm of Deerfield committed capital at IPO
7. Inclusive of $25.0mm or 2.5mm shares for Adapt founders

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Comparable Company Analysis – Trading Statistics SPAC entry price is a meaningful discount to the average price of comparable companies Pure play home health 2019E Median: 21.6x 2020E Median: 17.6x Diversified post-acute 2019E Median: 9.7x 2020E Median: 9.7x 22.2x 21.6x 20.0x 17.6x 8.6x 3 4 with acquisitions Pure play home health 2019E Median: 23.1x 2020E Median: 19.2x 23.1x Diversified post-acute 2019E Median: 14.9x 2020E Median: 14.1x 23.5x 20.9x 20.5x 19.2x 16.5x 16.0x 14.9x 14.4x 4 3 with acquisitions Source: FactSet, Wall Street research, Management; data as of 10/18/19 1. 2. 3. 4. SEM and EHC exclude NCI; EHC capex reflects maintenance capex Includes $142.0mm of EBITDA and $20.0mm of projected acquired EBITDA in 2020 for illustrative purposes and not Company guidance Pro Forma for acquisition of Hospice Partners of America Pro Forma for spin off of Pennant Group Page 36 2019E 2019E 2020E 2020E 13.9x13.9x 16.5x 14.1x 11.9x 11.8x10.6x2 EV / Adj. EBITDA - Capex1 8.4x 7.3x6.4x 2 18.7x 15.4x 10.8x 10.5x9.7x 9.7x9.2x EV / Adj. EBITDA1

Comparable Company Analysis – Operating Statistics Pure play home health Median: 12.5% Diversified post-acute Median: 4.3% 29.1% 19.3% 20.0% 12.5% 10.7% 5 4 with acquisitions 1 Diversified post-acute Median: 4.0% Pure play home health Median: 18.7% 34.5% 32.3% 26.0% 9.5% 4.0% 3.7% 5 4 with acquisitions 3 Pure play home health Median: 10.4% Diversified post-acute Median: 11.5% 23.8% 20.8% 5 4 Source: FactSet, Wall Street research, Management; data as of 10/18/19 1. 2020E numbers include $582.7mm of revenue and $100.0mm of projected acquired revenue in 2020 for illustrative purposes and not Company guidance SEM and EHC metrics reflect Adj. EBITDA less NCI Includes $142.0mm of EBITDA and $20.0mm of projected acquired EBITDA in 2020 for illustrative purposes and not Company guidance Pro Forma for acquisition of Hospice Partners of America Pro Forma for spin off of Pennant Group 2. 3. 4. 5. Page 37 11.0%10.4%8.7%11.5%10.1% 2019 Projected Adj. EBITDA Margin2 18.7%18.6% 2018E - 2020E Projected Adj. EBITDA CAGR2 6.1%4.3%4.1% 2018E - 2020E Projected Revenue CAGR

Appendix Page 38

Pro Forma ($ in millions) Adjusted EBITDA Bridge Net Income / (Loss) ($4.2) $9.7 $23.3 Plus: Interest expense Plus: Income tax (benefit) expense Plus: Depreciation & amortization Plus: Income attributable to noncontrolling interest Plus: Loss from discontinued ops 5.8 (0.2) 26.6 0.6 0.4 5.0 0.2 27.8 0.6 0.2 7.5 (2.1) 47.9 1.1 0.0 Plus: Non-recurring expense adjustments 4.2 1.5 6.9 Plus: Pro forma adjustments1 Verus Adjusted EBITDA PPS Adjusted EBITDA HME Adjusted EBITDA 3.0 0.2 1.8 Source: Management 1.Includes the full year effect of the Verus, PPS and HME acquisitions to be effective 1/1/18 Page 39 PF Adj. EBITDA$89.5 Adj. EBITDA$33.1$45.0$84.4 EBITDA$28.9$43.6$77.6 AdaptHealth Pro Forma Adjusted EBITDA Bridge to Net Income Fiscal Year Ended December 31 2016A2017A2018PF1